SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2000
                                                         ----------------


                    USA GROUP SECONDARY MARKET SERVICES, INC.
               (Exact name of Registrant as Specified in Charter)

Delaware                          333-77301               35-1872185
--------                          ---------               ----------
(State or Other                   (Commission             (IRS Employer
Jurisdiction of Incorporation)    File Number)            Identification No.)


           30 South Meridian Street, Indianapolis, Indiana 46204-3503
           ----------------------------------------------------------
           (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (317) 951-5640
                                                            -------------

                                 Not Applicable
                    ----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events.
         ------------

This Current Report on Form 8-K is being filed to file a copy of the documents attached hereto as exhibits in connection with the offering of SMS Student Loan Trust 2000-A Floating Rate Asset Backed Notes, Class A-1 and Class A-2.

Capitalized terms not defined herein have the meanings assigned in the Indenture.


Item 7.  Financial statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------
         (c)      Exhibits

                  Exhibit No.
                  -----------
                  4.1      Servicing Agreement
                  4.2      Trust Agreement
                  4.3      Indenture
                  99.1     Loan Sale Agreement
                  99.2     Administration Agreement
                  99.3     Appendix A to the Administration Agreement






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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     USA GROUP SECONDARY MARKET
                                     SERVICES, INC. as originator of the Trust
                                                                    (Registrant)


                                         By: /s/ Cheryl E. Watson
                                             --------------------
                                             Name: Cheryl E. Watson
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

Date:  February 2, 2000






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                                  EXHIBIT INDEX


Exhibit Number                Description
--------------                -----------
4.1                        Servicing Agreement
4.2                        Trust Agreement
4.3                        Indenture
99.1                       Loan Sale Agreement
99.2                       Administration Agreement
99.3                       Appendix A to the Administration Agreement